Exhibit 10.22
THIRD AMENDMENT TO REAL
ESTATE SALE AGREEMENT
THIS THIRD AMENDMENT TO REAL ESTATE SALE AGREEMENT (“Third Amendment”) is made as of January 8, 2019, by and between THE PHILLIPS EDISON GROUP LLC, an Ohio limited liability company (“Buyer”), and REGENCY REALTY GROUP, INC., a Florida corporation (“Seller”).
RECITALS:
A.The parties heretofore executed that certain Real Estate Sale Agreement dated October 30, 2018, as modified by that certain First Amendment to Real Estate Sale Agreement dated November 30, 2018, as further modified by that certain Second Amendment to Real Estate Sale Agreement dated December 14, 2018 (collectively, the “Agreement”), for the purchase and sale of certain property located in Ashburn, Virginia, as more particularly described in the Agreement.

B.Seller and Buyer have agreed to amend the terms of the Agreement as hereinafter set forth.

C.Except as otherwise expressly provided for herein, capitalized terms used herein shall have the same meaning as set forth in the Agreement.

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt of which is hereby acknowledged, Seller and Buyer acknowledge and agree as follows:

1.The foregoing recitals are true and correct and incorporated herein by this reference.

2.The first sentence of Section 3.3 of the Agreement is hereby amended and restated in its entirety as follows:

“3.3    Time and Place of Closing. The Closing shall take place at 10:00 A.M. at or through the offices of Escrow Agent on January 11, 2019.”
3.The remaining terms and conditions of the Agreement remain in full force and effect.

4.This Third Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which will constitute one and the same Third Amendment.

5.The parties hereby agree that an executed facsimile or pdf copy of this Third Amendment may be transmitted to either party and be deemed an original for purposes hereof.
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IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the day and year first above written.

“SELLER” REGENCY REALTY GROUP, INC., a Florida corporation By: /s/ Barry E. Argalas_____________ Name: Barry E. Argalas Title: Senior Vice President

“BUYER”

THE PHILLIPS EDISON GROUP LLC,
an Ohio limited liability company

By:PHILLIPS EDISON GROCERY CENTER
      OPERATING PARTNERSHIP I L.P.,
      a Delaware limited partnership,
      Sole Member

By: PHILLIPS EDISON GROCERY CENTER
         OP GPI LLC,
         a Delaware limited liability company,
         General Partner

By: /s/ Robert F. Myers______
Name: Robert F. Myers
             Its: Vice President

CONSENT AND JOINDER

“RCLP”
REGENCY CENTERS, L.P., a Delaware limited partnership

By: Regency Centers Corporation
Its: General Partner

By: /s/ Barry E. Argalas__________________
Name: Barry E. Argalas
Title: Senior Vice President